Offerings - Offering: 1	Aug. 03, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 8,946,708.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,235.54
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 472,957 Shares (approximately 3.00% of the net assets of the Fund as of June 30, 2026) based on a net asset value per Class Y Share, Class I Share and Class R Share as of the close of business on June 30, 2026 of $18.93, $18.87 and $18.63, respectively.